THE ALGER FUNDS

Alger SMid Cap Growth Fund

Alger Health Sciences Fund

Supplement Dated November 29, 2016 to the

Prospectus Dated March 1, 2016

As Revised October 14, 2016

The Class B Shares of each of Alger SMid Cap Growth Fund and Alger Health Sciences Fund (each, a “Fund” and collectively, the “Funds”) were converted into Class A Shares of the relevant Fund on November 29, 2016.

Both Funds:

References to Class B Shares of the Funds are deleted on the cover page and pages 19, 20, 22, 23, 38, 39, 42, 43, 54, 56, A-3, and A-9 of the Prospectus.

The heading of the second paragraph under the heading “Principal Risks” on pages 21 and 40 of the Prospectus is changed to “Growth Stocks Risk.”

Alger SMid Cap Growth Fund only:

The following replaces the last sentence in the second paragraph under the heading “Principal Investment Strategy” on page 20 of the Prospectus:

“At September 30, 2016, the market capitalization of the companies in these indexes ranged from $34.63 million to $43.83 billion.”

The following replaces the chart under the heading “Management” on page 23 of the Prospectus, and the portfolio manager information provided for Alger SMid Cap Growth Fund on page 64 of the Prospectus:

Investment Manager	Portfolio Managers Primarily Responsible for Day-to-Day Management of the Fund’s Portfolio
Fred Alger Management, Inc.	Jill Greenwald, CFA* Executive Vice President and Portfolio Manager Since Inception (5/8/02)
Dan C. Chung, CFA Chief Executive Officer, Chief Investment Officer and Portfolio Manager Since January 2016

*Jill Greenwald is currently on a temporary medical leave of absence.

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